Exhibit 31

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Teodosio V. Pangia, certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of Diamond Discoveries International Corp.;

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

                4.   I am responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                a)   designed  such  disclosure  controls  and  procedures, or caused such disclosure controls to be designed under my supervision,  to ensure  that material  information  relating  to  the  registrant,   including  its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during  the  period in which  this  quarterly report is being prepared;

                b)   evaluated the  effectiveness of the registrant’s  disclosure  controls and procedures and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

                c)   disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

                5.   I have disclosed,  based on our most recent  evaluation of internal control over financial reporting,  to the  registrant’s  auditors  and the audit committee of  registrant’s  board of directors (or persons  performing  the equivalent functions):

                a)   all  significant  deficiencies  and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information and

                b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant’s  internal controls over financial reporting.

Date: August 19, 2003	/s/ Teodosio V. Pangia
Teodosio V. Pangia
Chief Executive Officer and Principal Accounting Officer